THRIVENT VARIABLE ANNUITY ACCOUNT I

(Thrivent AdvisorFlexTM Variable Annuity)

Supplement to Prospectus

dated April 30, 2018

with respect to

PIMCO Global Bond Portfolio (Unhedged)

Effective July 30, 2018, all references to the Portfolio’s name in the Prospectus are deleted and replaced with the following:

PIMCO Global Bond Opportunities Portfolio (Unhedged)

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus.

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